Basis of Presentation (Tables)	3 Months Ended
Jun. 28, 2013
Basis of Presentation [Abstract]
Schedule of Income before Income Tax, Domestic and Foreign [Table Text Block]
The Company's income from continuing operations, before taxes and noncontrolling interest, and diluted earnings per share (EPS) from continuing operations included the following adjustments due to changes in estimated profitability on fixed price contracts accounted for under the percentage-of-completion method for the quarters presented:

	Quarter Ended
(Amounts in millions, except per-share data)	June 28, 2013	June 29, 2012
Gross favorable	$17	$9
Gross unfavorable	(9)	(28)
Total net adjustments, before taxes and non-controlling interest	$8	$(19)

Impact on diluted EPS from continuing operations	$0.02	$(0.08)